Management Presentation February 2015

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 48 quarters (1) – 2014 Adjusted EBITDA $285mm (2) – 2014 Return on Capital 19.2%(2)  Strong balance sheet – Rated BB- and Ba3(3) – Debt/adjusted EBITDAR 2.3x(2) – $139mm in share repurchases 2014 • $86 mm in remaining share repurchase authority – Recurring quarterly cash dividend of $0.25 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB- by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in supply - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – Match capacity to demand, highly variable – Low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 171 195 226 233 150 200 250 2011 2012 2013 2014 Routes 5.80 6.95 7.89 8.69 5.00 6.00 7.00 8.00 9.00 2011 2012 2013 2014 A S M s - b ill io n s Scheduled ASMs $779 $909 $996 $1,137 $700 $800 $900 $1,000 $1,100 $1,200 2011 2012 2013 2014 U S D - m m Total revenue 57 63 66 70 50 60 70 2011 2012 2013 2014 Aircraft Aircraft number is as of year end

A very large niche Based on current published schedule through August 18, 2015 251 routes, 76 operating aircraft 85 small cities, 15 leisure destinations 6 Yellow dots – leisure destinations Blue dots – small cities Large dots - bases

Little competition 30 221 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably serve small city markets 7 Competitors – overlapping routes Frontier – 6 Spirit – 1 United – 1 Southwest – 19 US Airways - 2 Delta – 6 Hawaiian – 2 Alaska – 1 JetBlue - 1 American - 1 Based on current published schedule through Aug 18, 2015 Announcements and cancellations as of Jan 29, 2015

Low frequency model 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2012 2013 2014 2015E Avg. block hours/AC/day 1 - Peak = peak is defined as 2/13-4/9, 6/5-8/13, 11/20-12/3, 12/18-12/31. Remaining is off peak 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2012 2013 2014 2015E Sched AC 58 65 70 78

Low costs even with low utilization 7.5 JBLU 5.9 SAVE 7.4 ALK 6.6 ALGT 6.1 ALGT 2015 guided 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 9 As of 2014 ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit (LTM 3Q14) ALGT 2015 – midpoint of 2015 guided range of (10) to (6)%

2014 cost per passenger Low cost drivers $48 $45 $48 $60 $12 $17 $11 $14 $11 $5 $9 $13 $24 $22 $49 $40 $21 $23 $30 $38 ALGT SAVE LUV JBLU 10 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers ALGT other excludes $43m Boeing 757 fleet write down SAVE LTM 3Q14 Other Aircraft $71 $68 $87 $45 $79 $78 Ex fuel cost = $68 Fuel cost = $48 Total Allegiant = $116 Ex fuel cost = $99 Fuel cost = $48 Total Southwest = $147 Ex fuel cost = $105 Fuel cost = $60 Total JetBlue = $165 $67 $45 Ex fuel cost = $67 Fuel cost = $45 Total Spirit = $112 Fuel Ownership Maintenance Other Labor

Airbus growth will help improve fuel burn 11 30.0% 35.0% 40.0% 45.0% 2010 2011 2012 2013 2014 Fuel expense/total revenue 1 - As of 2014  Fuel has greatest leverage to earnings – Fuel ~ 40% of total operating expense(1) – Airbus aircraft flew 21% of 2014 block hours 58.0 60.0 62.0 64.0 66.0 68.0 70.0 2010 2011 2012 2013 2014 Historical ASMs/gallon 1,078 1,000 769 731 700 800 900 1,000 1,100 757 MD-80 A320 A319 Gallons/block hour(1) System fuel cost $2.30 $3.07 $3.18 $3.20 $3.01

Current fleet plan 2014E 2015E 2016E 2017E 2018E A320 7 10 10 10 10 A319 4 9 12 12 24 MD-80 53 53 53 53 53 757 6 6 6 6 6 Total 70 78 81 81 93 % Airbus 16% 24% 27% 27% 37% YoY fleet growth 6% 11% 4% 0% 15% 12 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically

Consolidation a catalyst US domestic seats 2007 vs 2014 by airport size 13 0 100 200 300 400 500 600 700 2007 2014 S e a ts - millio n s Large hubs 0 50 100 150 200 250 2007 2014 S e a ts - m ill io n s Medium hubs 0 20 40 60 80 100 2007 2014 S e a ts - millio n s Small hubs Hub classification by 2013 enplanements Large = Over 1.0% Medium = Between 0.25% and 1.0% Small = Between 0.05% and 0.25% 2007 seats - DOT T100 data for CY2007 (Diio T100 Summary by Originating Airport) 2014 seats - Diio Scheduled Level of Ops Report- 1/1/14-12/31/14

Evolving our network  New cities announced 11/12/14 – Indianapolis, IN – Pittsburgh, PA – Jacksonville, FL – Omaha, NE – Richmond, VA  Focus on underserved leisure/VFR markets – Not business routes or fortress hubs  Larger origination cities – Opens up new secondary destinations – Less discounting for off-peak flying – increased utilization – Airports are hungry for new service, will incentivize 14

Airbus utilization  Airbus aircraft allows previously marginal flying to be profitable – Longer routes (Bismarck, ND to Orlando) – Off-peak day flying (Columbus, OH to St. Pete Wed/Sat 2x weekly) – Off-peak season flying (Syracuse, NY to St. Pete in September) – Previously canceled markets (Ft. Wayne, IN to Phoenix) 15 2014 Utilization by A/C type Peak Off-Peak Average Airbus 9.9 5.3 7.9 Non-Airbus 7.1 1.9 4.9 All Aircraft 7.5 2.4 5.3

Financial growth without sacrificing margin 16.4% 20.9% 22.5% 25.0% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% 2011 2012 2013 2014 Adjusted EBITDA margin 16 $128 $190 $224 $285 $417 $457 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2011 2012 2013 2014 2015 consensus 2016 consensus U S D - m m Adjusted EBITDA 11.0% 14.6% 15.5% 17.6% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2011 2012 2013 2014 Adjusted Operating margin $2.57 $4.06 $4.82 $6.37 $11.16 $11.55 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2011 2012 2013 2014 2015 consensus 2016 consensus Adjusted EPS Consensus - as of 1/29/15, First Call. EPS consensus reflects 13 analysts, EBITDA consensus reflects 10 analysts Adjusted amounts - see GAAP reconciliation and other calculations in Appendix 3 yr CAGR +31% 3 yr CAGR +35%

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $103.4 $187.0 $326.1 $326.1 $14.9 $14.9 $53.5 $53.5 $95.3 $139.6 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Share repurchases Dividends 17 $466m returned to shareholders since 2007 $86m remaining in share repurchase authority* *- As per announcement on January 28, 2015 **-Diluted share count in 2007 20.5m, share count 2014 17.8 m 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 Reduced diluted share count by 13% since 2007** Declared $0.25 per share quarterly cash dividend

 1Q15 PRASM (7) to (5)%  1Q15 TRASM (2) to 0%  1Q15 CASM ex fuel +6 to 8%  FY15 CASM ex fuel (10) to (6)%  1Q15 Fixed fee + other revenue $9mm to $11mm  FY15 CAPEX $175mm to $185mm 1st Quarter 2015 2nd Quarter 2015 Full year 2015 System departures 6 to 10% 12 to 16% System ASMs 2 to 6% 13 to 17% 9 to 13% Scheduled departures 6 to 10% 12 to 16% Scheduled ASMs 2 to 6% 13 to 17% 9 to 13% Existing guidance 18 Guidance subject to change

Appendix

GAAP reconciliation Adjustment for special item 20 2014 $mm Net income as reported 86.3 + Add provision for income taxes, as reported 50.8 Income before income taxes as reported 137.1 + Other income 20.2 Operating income 157.3 + Boeing 757 fleet write down 43.3 Adjusted operating income 200.6 - Other income 20.2 Adjusted pre-tax income 180.4 - Provision for income tax 66.8 Adjusted net income 113.6 + Net loss attributable to noncontrolling interest (0.4) Adjusted net income attributable to Allegiant Travel Co 113.2 Diluted shares 17.8 Earnings per share as adjusted for special items $6.37 Total revenue 1,137.0 Adjusted operating margin 17.6% Adjusted EBITDA margin 25.0%

GAAP reconciliation EBITDA calculations 21 $mm 2014 2013 2012 2011 Net Income 86.7 92.3 78.6 49.4 +Provision for Income Taxes 50.8 54.9 46.2 30.1 +Other Expenses 20.4 8.5 7.8 5.9 +Depreciation and Amortization 83.4 69.3 57.5 42.0 =EBITDA 241.3 225.0 190.1 127.4 + Write down of Boeing 757 fleet 43.3 =Adjusted EBITDA 284.6 + Aircraft lease rental 15.9 9.2 0 1.1 =Adjusted EBITDAR 300.5 234.2 190.1 128.5 Total debt 593.0 234.3 150.9 146.0 +7 x annual rent 111.3 64.6 0 7.7 Adjusted total debt 704.3 298.9 150.9 153.7 =Adjusted Debt to Adjusted EBITDAR 2.3x 1.3x 0.8x 1.2x Average # of in service aircraft in period 69 63 60 52 =Adjusted EBITDA per aircraft 4.1 3.6 3.2 2.4 Interest expense 21.2 9.5 8.7 7.2 = Adjusted interest coverage 13.4x 23.7x 21.9x 17.7x

GAAP reconciliation Return on equity 22 $mm 2014 2013 2012 2011 2010 Adjusted net Income ($mm) 113.2 92.3 78.6 49.4 65.7 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Dec 2010 Dec 2009 Total shareholders equity ($mm) 291.9 377.3 401.7 351.5 297.7 292.0 Return on equity 34% 24% 21% 15% 22% ROE = Net income / Avg shareholders equity

GAAP reconciliation Return on capital employed calculation $mm 2014 2013 2012 2011 2010 + Adjusted net income 113.3 92.3 78.6 49.4 65.7 + Income tax 66.8 54.9 46.2 30.1 37.6 + Interest expense 21.2 9.5 8.7 7.2 2.5 - Interest income 0.8 1.0 1.0 1.2 1.2 200.5 155.7 132.5 85.5 104.6 + Interest income 0.8 1.0 1.0 1.2 1.2 Tax rate 37.1% 37.4% 37.1% 37.9% 36.4% Numerator 126.6 98.1 84.0 53.9 67.3 Total assets prior year 930.2 798.2 706.7 501.3 499.6 - Current liabilities prior year 290.7 210.7 177.6 166.6 158.6 + ST debt of prior year 20.2 11.6 8.0 16.5 21.3 Denominator 659.7 599.3 537.1 351.2 362.3 = Return on capital employed 19.2% 16.4% 15.6% 15.3% 18.6% 23

GAAP reconciliation Free cash flow calculations 24 $mm 2014 2013 2012 2011 Cash from operations 271.7 196.9 176.8 129.9 - Cash CAPEX 279.4 177.5 105.1 88.0 = Free cash flow (7.7) 19.4 71.7 41.9 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 25 $mm Dec 2014 Dec 2013 Dec 2012 Dec 2011 Current maturities of long term debt 52.3 20.2 11.6 7.9 Long term debt, net of current maturities 540.8 214.1 139.2 138.2 Total debt 593.1 234.3 150.8 146.1 Cash and cash equivalents 89.6 97.7 89.6 150.7 Short term investments 269.8 253.4 239.1 154.8 Long term investments 57.4 36.0 24.0 14.0 Total cash 416.8 387.1 352.7 319.5 = Net debt $176.3 ($152.8) ($201.9) ($173.4)

Revenue components 26 $89.15 $88.90 $91.69 $91.30 $85 $90 $95 2011 2012 2013 2014 Average fare - scheduled service $5.18 $5.48 $5.21 $4.56 $4.00 $4.50 $5.00 $5.50 $6.00 2011 2012 2013 2014 Average fare - ancillary third party products $31.17 $35.72 $40.52 $41.37 $25.00 $30.00 $35.00 $40.00 $45.00 2011 2012 2013 2014 Average fare - ancillary air-related charges $126 $130 $137 $137 $120 $125 $130 $135 $140 2011 2012 2013 2014 Average fare - total All revenue is revenue per scheduled passenger

Credit metrics 15.3% 15.6% 16.4% 19.2% 8.5% -5% 5% 15% 25% 2011 2012 2013 2014 LUV 2014 27 Return on capital employed 15.0% 21.0% 24.0% 34.0% 16.1% 0% 10% 20% 30% 40% 2011 2012 2013 2014 LUV 2014 Return on equity 17.7 x 21.9 x 23.7 x 13.4 x 22.0 x 0 5 10 15 20 25 2011 2012 2013 2014 LUV 2014 Interest coverage 1.2 x 0.8 x 1.3 x 2.3 x 1.5 x 0 1 2 3 2011 2012 2013 2014 LUV 2014 Debt / Adjusted EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation

Strong cash generation $127 $190 $225 $285 $100 $125 $150 $175 $200 $225 $250 $275 $300 2011 2012 2013 2014 $ m m 28 Adjusted EBITDA $2.4 $3.2 $3.6 $4.1 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2011 2012 2013 2014 $ m m Adj EBITDA per AC Free cash flow $42 $72 $19 -$8 -$25 $0 $25 $50 $75 $100 2011 2012 2013 2014 $ m m ($173) ($202) ($153) $176 -$225 -$150 -$75 $0 $75 $150 $225 2011 2012 2013 2014 $ m m Net debt See reconciliation tables Net debt is end of period EBITDA per AC is referring to average number of aircraft in service

Sources/uses of cash $87 $105 $178 $279 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 $ m m 29 CAPEX $21.2 $9.3 $22.7 $168.8 $0.0 $50.0 $100.0 $150.0 $200.0 2011 2012 2013 2014 $ m m Debt payments Cash from operations $130 $177 $197 $272 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 $ m m $2 $44 $84 $181 $0 $50 $100 $150 $200 2011 2012 2013 2014 $ m m Returning cash to shareholders 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014